Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,410,000
Previously Paid Amount	0
Total Fee Amount	152,856.57
Total Offset Amount	0
Net Fee	$ 152,856.57